United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 18, 2021

Date of Report (Date of earliest event reported)

Blockchain Moon Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40922	86-1839124
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4651 Salisbury Road, Suite 400 Jacksonville, FL	32256
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 262-6097

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMAQ	The Nasdaq Stock Market LLC
Warrants	BMAQW	The Nasdaq Stock Market LLC
Rights	BMAQR	The Nasdaq Stock Market LLC
Units	BMAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2021, the registration statement (File No. 333-259770) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Blockchain Moon Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated October 18, 2021, by and between the Company and Chardan Capital Markets, LLC;

●	Rights Agreement, dated October 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	Warrant Agreement, dated October 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	Unit Purchase Option, dated October 18, 2021, by and between the Company and Chardan Capital Markets, LLC;

●	Insider Letter Agreements, dated October 18, 2021, by and between the Company and each of the Company’s officers, directors and initial stockholders;

●	Investment Management Trust Agreement, dated October 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	Stock Escrow Agreement, dated October 18, 2021, by and among the Company, Continental Stock Transfer & Trust Company and the initial stockholders of the Company;

●	Registration Rights Agreement, dated October 18, 2021, by and among the Company and the initial stockholders of the Company;

●	Subscription Agreement, dated October 18, 2021, by and between the Company and Jupiter Sponsor, LLC;

●	Indemnity Agreements, dated October 18, 2021, by and between the Company and each of the directors and officers of the Company; and

●	Administrative Services Agreement, dated October 18, 2021, by and between the Company and Jupiter Sponsor, LLC.

On October 18, 2021, the Company consummated the IPO of 10,000,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), one right (“Right”) to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination and one redeemable warrant (“Warrant”) entitling the holder thereof to purchase one-half (1/2) of one share of Common Stock at a price of $11.50 per whole share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

As of October 21, 2021, a total of $100,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of October 21, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Jupiter Sponsor, LLC (the “Sponsor”) of 400,000 units (the “Private Units”), generating total proceeds of $4,000,000.

The Private Units are identical to the Units sold in the IPO, except that the warrants underlying the Private Units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the sponsor or its permitted transferees. Additionally, the Sponsor agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 7.01 Other Events.

On October 18, 2021, the Company issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On October 21, 2021, the Company issued the press release attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 18, 2021, by and between the Company and Chardan Capital Markets, LLC

3.1	Amended and Restated Certificate of Incorporation dated October 18, 2021

4.1	Rights Agreement, dated October 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company

4.2	Warrant Agreement, dated October 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company

4.3	Unit Purchase Option, dated October 18, 2021, by and between the Company and Chardan Capital Markets, LLC;

10.1	Insider Letter Agreements, dated October 18, 2021, by and between the Company and each of the Company’s officers, directors and initial stockholders

10.2	Investment Management Trust Agreement, dated October 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Stock Escrow Agreement, dated October 18, 2021, by and among the Company, Continental Stock Transfer & Trust Company and the initial stockholders of the Company

10.4	Registration Rights Agreement, dated October 18, 2021, by and among the Company and the initial stockholders of the Company

10.5	Subscription Agreement, dated October 18, 2021, by and between the Company and Jupiter Sponsor LLC

10.6	Indemnity Agreements, dated October 18, 2021, by and between the Company and each of the directors and officers of the Company

10.7	Administrative Services Agreement, dated October 18, 2021, by and between the Company and Jupiter Sponsor LLC

99.1	Press release dated October 18, 2021.

99.2	Press Release dated October 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2021

BLOCKCHAIN MOON ACQUISITION CORP.

By:	/s/ Enzo A. Villani
Name:	Enzo A. Villani
Title:	Chief Executive Officer

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